SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     JULY 6, 2001

                       AMERICAN LOCKER GROUP INCORPORATED
             (Exact name of registrant as specified in its charter)



  DELAWARE                        0-439                           16-0338330
(State or other                (Commission                    (I.R.S. Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)



                   608 ALLEN STREET, JAMESTOWN, NEW YORK 14701
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   716-664-9600



         (Former name or former address, if changed since last report.)


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Item 2.       Acquisition or Disposition of Assets

              On July 6, 2001, American Locker Group Incorporated ("ALGI") entered into and consummated a Stock and Real Estate Purchase Agreement dated as of June 22, 2001 among American Locker Group Incorporated, Janie D'Addio, Salvatore D'Addio and Janie D'Addio. A copy of the Stock and Real Estate Purchase Agreement is filed herewith as Exhibit 2.1 and a copy of the press release making such announcement is filed herewith as Exhibit 99.1. ALGI purchased 100% of the outstanding capital stock of B.L.L. Corporation, a privately held Texas corporation, from Janie D'Addio for $9,100,000 in cash, of which $8,140,000 was paid at closing and $960,000 of which is payable over three years. ALGI also entered into consulting agreements with Janie D'Addio, a consulting agreement with Salvatore D'Addio and a sales representative agreement with Janie D'Addio. ALGI also purchased related real estate and equipment assets from Janie and Salvatore D'Addio for cash consideration of $3,500,000. The purchase price was funded with cash on hand and the proceeds of additional borrowings from ALGI's bank lender, Manufacturers and Traders Trust Company.

              B.L.L. Corporation is engaged in the manufacture and sale of postal box units, private mailbox units and related products to the U.S. Postal Service, private mailbox centers and other users. ALGI will continue to operate these business product lines..



Item 7.       Financial Statements and Exhibits



              (a)  Financial Statements of the Business Acquired

                  Financial Statements will be filed by amendment within the time period specified in Instructions to Item 7 of Form 8-K.



              (b)  Pro Forma Financial Information

                  Pro Forma Financial Information will be filed by amendment within the time period specified in Instructions to Item 7 of Form 8-K.

              (c)   Exhibits

              2.1 Stock and Real Estate Purchase Agreement dated as of June 22, 2001 among American Locker Group Incorporated, Janie D'Addio, Salvatore D'Addio and Janie D'Addio.

              2.2       Promissory Note  dated   July 6, 2001  made by  American
                        Locker Group Incorporated in favor of Janie D'Addio

              2.3 Amendment Agreement dated as of July 5, 2001 between American Locker Group Incorporated and Manufacturers and Traders Trust Company

              2.4       Deed of Trust   Note   dated as of July 5, 2001  made by
                        ALTRECO, Incorporated in favor of  M&T Real Estate, Inc.

              99.1      Press release dated July 6, 2001

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                         American Locker Group Incorporated

JULY 12, 2001
   (Date)                                /s/EDWARD F. RUTTENBERG
                                         ---------------------------------------
                                         Edward F. Ruttenberg
                                         Chairman  and Chief Executive Officer

                                      INDEX

Exhibit

      2.1 Stock and Real Estate Purchase Agreement dated as of June 22, 2001 among American Locker Group Incorporated, Janie D'Addio, Salvatore D'Addio and
                 Janie D'Addio.
      2.2 Promissory Note dated July 6, 2001 made by American Locker Group Incorporated in favor of Janie D'Addio
      2.3 Amendment Agreement dated as of July 5, 2001 between American Locker Group Incorporated and Manufacturers and Traders Trust Company
      2.4 Deed of Trust Note dated as of July 5, 2001 made by ALTRECO, Incorporated in favor of M&T Real Estate, Inc.
     99.1        Press release dated July 6, 2001